Exhibit 99.2 Independent Bank Corp. (INDB) (parent of Rockland Trust Company) Q3 2023 Earnings Presentation October 20, 2023

2 Company Overview Safe & Sound Customer Centric • Strong, liquid balance sheet • Significant capital buffer • Diversified, low-cost deposit base • Experienced commercial lender with conservative credit culture • Proven operator and acquiror • Full suite of retail and commercial banking product offerings • Relationship-oriented commercial lending with strong local market knowledge • Exceptional brand awareness and reputations Attractive Market • Top performing MA-based bank with scale and density • Supported by strong economic growth and vitality in key markets served • Depth of market offers opportunities for continued growth Strong, Resilient Franchise; Well Positioned for Growth High Performing • Consistent, strong profitability • Focused on maintaining good margins • Fee income contribution from scalable wealth franchise • Efficient cost structure focused on operating leverage • History of organic capital generation

$ 60.8M Net Income $ 1.38 Diluted EPS 1.25% ROAA 8.35% ROAE 12.81% ROATCE 3 Q3 2023 Financial Highlights • Disciplined loan growth • Seasonal deposit declines; stable product mix • Core NIM at 3.47%, down 5 basis points • Solid fee income growth • Nonperforming asset decrease; stable asset quality • Prudent expense management; 53% efficiency ratio • $0.72 tangible book value per share growth • Robust capital levels; $100 million share repurchase authorization Key Metrics Highlights

4 ($ in millions) Period Ended $ Increase % Increase Deposit Product Type 9/30/2023 6/30/2023 (Decrease) (Decrease) Noninterest-bearing demand deposits $ 4,796 $ 4,861 $ (65) (1.3) % Savings and interest checking deposits 5,398 5,525 (127) (2.3) % Money market deposits 2,852 3,066 (214) (7.0) % Time certificates of deposit 2,013 1,796 217 12.1% $ 15,059 $ 15,248 $ (189) (1.2) % Average Deposit Balances $ 15,082 $ 15,061 21 0.1 % Deposit Balances $ in b ill io ns Average Balances and Cost of Deposits $16.2 $15.5 $15.1 $15.1 0.35% 0.59% 0.85% 1.07% Deposits Cost of deposits Q4 2022 Q1 2023 Q2 2023 Q3 2023 $0.0 $5.0 $10.0 $15.0 0.00% 0.50% 1.00% 1.50% • Municipal - $240M decrease; seasonality • Business - slight increase • Personal - slight decrease

5 Liquidity Additional Borrowing Capacity ($ in millions) Period Ended Off Balance Sheet Liquidity 9/30/2023 6/30/2023 Federal Home Loan Bank ("FHLB") $ 1,789 $ 1,811 Federal Reserve 3,074 2,993 Unpledged securites 1,188 1,156 Lines of credit 85 85 Total borrowing capacity $ 6,136 $ 6,045 Estimated uninsured $ 4,730 $ 4,894 Borrowing capacity / estimated uninsured 130% 124% Estimated uninsured less collateralized deposits $ 4,030 $ 4,111 Borrowing capacity / estimated uninsured less collateralized deposits 152% 147%

6 Securities Portfolio Available for Sale (AFS) Held to Maturity (HTM) Portfolio Composition at September 30, 2023 Book Value Fair Value Unrealized Gain/(Loss) Book Value Fair Value Unrealized Gain/(Loss) ($ in millions) U.S. government agency securities $ 231 $ 200 $ (31) $ 30 $ 28 $ (2) U.S. treasury securities 874 798 (76) 101 89 (12) Agency mortgage-backed securities 327 275 (52) 840 742 (98) Agency collateralized mortgage obligations 37 34 (4) 490 404 (86) Other 56 47 (9) 133 121 (12) Total securities $ 1,525 $ 1,354 $ (172) $ 1,594 $ 1,384 $ (210) Duration of portfolio 3.4 Years 5.1 Years Capital Impact $ % of Tangible Assets ($ in millions) Tangible capital (Non-GAAP) $ 1,881 10.24 % Less: HTM unrealized loss, net of tax (151) Tangible capital adjusted for HTM $ 1,730 9.53% ($ in m ill io ns ) Projected Cash Flows $93 $363 $287 $618 Q4 2023 2024 2025 2026 $0 $200 $400 $600

7 Loan Balances ($ in millions) Period Ended $ Increase % Increase Loan Category 9/30/2023 6/30/2023 (Decrease) (Decrease) Commercial and industrial $ 1,653 $ 1,723 $ (70) (4.1) % Commercial real estate 7,896 7,813 83 1.1 % Commercial construction 965 1,023 (58) (5.7) % Small business 245 237 8 3.4 % Total commercial 10,759 10,797 (37) (0.3) % Residential real estate 2,338 2,221 117 5.3 % Home equity - first position 530 546 (16) (2.9) % Home equity - subordinate positions 566 550 16 2.9 % Total consumer real estate 3,434 3,317 117 3.5 % Other consumer 31 27 4 14.8 % Total loans $ 14,224 $ 14,141 $ 83 0.6%

8 Loan Portfolios 95% CRE & Construction Portfolio $8.9 billion Residential - Related - 34.7% Strip Malls / Retail - 18.8%Mixed Office / Retail - 3.0% Office Buildings - 14.2% Industrial Warehouse - 12.0% Hotels/Motels - 8.1% Healthcare - 2.7% All Other - 6.5% C&I Portfolio $1.7 billion Retail Trade - 22.4% Real Estate/ Rental and Leasing - 15.1% Construction - 8.6% Wholesale Trade - 9.2% Administrative Support/Waste Mgmt/ Remediation Services - 7.1% Manufacturing - 5.5% Finance and Insurance - 6.0% Professional, Scientific, and Technical Services - 5.1% All Other (11 Sectors) - 21.0% Consumer Portfolio $3.5 billion Residential real estate - 67.5% Home equity - first position - 15.3% Home equity - subordinate positions - 16.3% Other consumer - 0.9% $8.9 $8.9 $8.8 $8.9 317% 316% 319% 321% CRE NOO CRE/Capital * Q4 2022 Q1 2023 Q2 2023 Q3 2023 $0.0 $2.5 $5.0 $7.5 $10.0 310% 320% 330% 340% 350% * Rockland Trust Bank only; Non-owner occupied commercial real estate divided by total capital. Ratio for Q3 2023 is an estimated number. ($Bil)

INDEPENDENT BANK CORP.

Focal Point: Non-Owner Occupied CRE Office (inclusive of construction)

CRE Office - Total Portfolio

($ in millions)	September 30, 2023	June 30, 2023
CRE - Mixed use, primarily office*	$ 269	$ 269
CRE - Office: owner occupied	200	201
CRE - Office: non-owner occupied	1,060	1,068

*CRE - Mixed use, primarily office category includes loans with revenues from office space greater than 50%.

Focus Point: Non-owner Occupied CRE Office

As of 9/30/2023			Asset Quality			
			Criticized		Classified	
($ in millions)	Total	Avg. Loan Size	$	%	$	%
Class A	$ 491	$ 11.2	$ 74.8	7.1 %	$ 39.2	3.7 %
Class B/C	454	2.7	10.0	0.9 %	11.5**	1.1 %
Medical Office	115	4.1	—	— %	—	— %
	$ 1,060	$ 4.4	$ 84.8	8.0 %	$ 50.7	4.8 %

**Includes $9 million paid in full subsequent to quarter end

Key Portfolio Characteristics

- 33% is set to mature or reprice in the next 2 years
  - Current Wtd Avg Rate = 4.73%
- "Barbell" portfolio
  - Top 20 loans: Avg balance = $24.6M
  - All others (223 loans): Avg balance = $2.5M

Review of Top 20 Loans

- $504.3 million, or 47.6% of portfolio
  - $55.5M criticized
  - $27.5M classified
- $329.2 million in Class A Category
- In general, ~80% occupancy
- Loans are actively managed - direct communication with borrowers

Geography

- Primarily MA based
- $84.9, or 8.0%, located in Boston Financial District or Back Bay
- Remaining exposure is well diversified

9

10 Nonperforming Loans ($ in millions) $54.9 $56.2 $45.7 $39.2 0.39% 0.40% 0.32% 0.28% NPLs ($Mil) NPL/Loan% Q4 2022 Q1 2023 Q2 2023 Q3 2023 0.30% 0.40% $0 $30 $60 Net Charge-offs/(Recoveries) ($ in millions) $0.4 $0.5 $23.5 $5.6 0.01% 0.02% 0.67% 0.16% Net Charge-offs (recoveries) Annualized Loss Rate Q4 2022 Q1 2023 Q2 2023 Q3 2023 $0 $10 $20 $30 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Asset Quality Allowance for Credit Loss & Delinquency Trends 1.09% 1.14% 0.99% 0.99% 0.30% 0.27% 0.30% 0.22% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q4 2022 Q1 2023 Q2 2023 Q3 2023 0.00% 0.50% 1.00% 1.50% Charge-off and Provisioning Trends ($ in millions) $0.4 $0.5 $23.5 $5.6$5.5 $7.3 $5.0 $5.5 Net Charge-offs (recoveries) Provision for Credit Losses Q4 2022 Q1 2023 Q2 2023 Q3 2023 $0.0 $10.0 $20.0 $30.0

11 Net Interest Margin Analysis Net Interest Margin 3.85% 3.79% 3.54% 3.47% 3.82% 3.78% 3.52% 3.47% Reported NIM Core NIM Q4 2022 Q1 2023 Q2 2023 Q3 2023 3.40% 3.60% 3.80% 4.00% Loan Betas 27.9% 25.6% 34.1% 32.0% 41.1% 25.4% 25.4% 27.1% 27.8% 26.4% Quarter Cumulative Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 0% 20% 40% 60% Deposit Betas 6.7% 14.1% 27.8% 53.9% 81.9% 4.5% 8.4% 12.2% 16.4% 19.7% Quarter Cumulative Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 0% 50% 100% 12 Month Margin Outlook* Positives • Loan maturities/repricing - proceeds redeployed into higher rate environment • Securities maturities - proceeds redeployed into higher rate assets or borrowings paydowns • Fixed rate loan hedge maturities - loan yields revert back to higher floating rates Negatives • Time Deposit maturities - repricing into the higher rate environment *assumes current forward Treasury curve

12 Noninterest Income ($ in thousands) Three Months Ended Noninterest Income September 30 2023 June 30 2023 Deposit account fees $ 5,936 $ 5,508 Interchange and ATM fees 4,808 4,478 Investment management 10,246 10,348 Mortgage banking income 739 670 Increase in cash surrender value of life insurance policies 1,983 1,940 Gain on life insurance benefits 1,924 176 Loan level derivative income 842 1,275 Other noninterest income 7,065 6,362 Total noninterest income $ 33,543 $ 30,757 $ in m ill io ns Assets Under Administration $5,793 $6,145 $6,304 $6,120 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $5,000 $6,000 Investment management: Focal Point $ in m illi on s Gross New Assets $469 $249 $125 $127 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $0 $100 $200 $300 $400 $500

13 Noninterest Expense ($ in thousands) Three Months Ended Noninterest Expense September 30 2023 June 30 2023 Salaries and employee benefits $ 54,797 $ 53,975 Occupancy and equipment expenses 12,321 12,385 Data processing and facilities management 2,404 2,530 FDIC assessment 2,727 2,674 Other noninterest expenses 25,533 23,991 Total noninterest expenses $ 97,782 $ 95,555 Efficiency Ratio - GAAP Basis 47.28% 52.69% 52.13% 53.31% Q4 2022 Q1 2023 Q2 2023 Q3 2023 40.00% 50.00% 60.00% 70.00%

14 2023 Forward Guidance Loans • Overall loan balances expected to increase modestly in 2023 Q4 Deposits • Deposit balances expected to remain flat or decrease slightly due to seasonality Borrowings • Balances expected to fluctuate based on loan, deposit and securities cash flows Net Interest Margin • 2023 Q4 margin expected in the range of 3.35%-3.40%* Asset Quality • Stabilized; Office CRE expected to drive provision requirements Non-interest items • 2023 Q4: Noninterest income expected to decrease from outsized Q3 levels • 2023 Q4: Noninterest expense expected to be flat to low single digit increase from Q3 levels *Based on current forward Treasury curve

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “outlook”, “projected”, “future,” “positioned,” “continued,” “will,” “would,” “potential,” “anticipated,” “guidance,” “targeted” or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: further weakening in the United States economy in general and the regional and local economies within the New England region and the Company’s market area; the effects of inflationary pressures, labor market shortages and supply chain issues; the instability or volatility in financial markets and unfavorable general economic or business conditions, globally, nationally or regionally, whether caused by geopolitical concerns, including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas and the possible expansion of such conflicts, recent disruptions in the banking industry, or other factors; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other external events; adverse changes or volatility in the local real estate market; adverse changes in asset quality and any unanticipated credit deterioration in our loan portfolio including those related to one or more large commercial relationships; acquisitions may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles; additional regulatory oversight and related compliance costs; changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; higher than expected tax expense, including as a result of failure to comply with general tax laws and changes in tax laws; changes in market interest rates for interest earning assets and/or interest bearing liabilities; increased competition in the Company’s market areas; adverse weather, changes in climate, natural disasters, and geopolitical concerns; the emergence of widespread health emergencies or pandemics, any further resurgences or variants of the COVID-19 virus, actions taken by governmental authorities in response thereto, other public health crises or man-made events, and their impact on the Company's local economies or the Company's operations; a deterioration in the conditions of the securities markets; a deterioration of the credit rating for U.S. long-term sovereign debt, or uncertainties surrounding the federal budget; inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery; electronic fraudulent activity within the financial services industry, especially in the commercial banking sector; adverse changes in consumer spending and savings habits; the effect of laws and regulations regarding the financial services industry; changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business, including any such changes in laws and regulations as a result of recent disruption in the banking industry, and the associated costs of such changes; the Company's potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions; changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; cyber security attacks or intrusions that could adversely impact our businesses; and other unexpected material adverse changes in our operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. 15 Forward Looking Statements

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information may include operating net income and operating earnings per share ("EPS"), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin ("core NIM" or "core margin"), tangible book value per share and the tangible common equity ratio. Operating net income, operating EPS, operating return on average assets and operating return on average common equity, exclude items that management believes are unrelated to the Company's core banking business such as merger and acquisition expenses, provision for credit losses on acquired loan portfolios, and other items, if applicable. Management uses operating net income and related ratios and operating EPS to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such items. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders' equity less goodwill and identifiable intangible assets, or "tangible common equity", by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by "tangible assets", defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. 16 Non-GAAP Financial Measures